SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): February 27, 2004

ETHAN ALLEN INTERIORS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11692	06-1275288
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employee
incorporation)		Identification Number)

Ethan Allen Drive Danbury, CT	06811
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (203) 743-8000

                                      Not Applicable
(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN REPORT

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit 99.1	Description Press release dated February 27, 2004

Item 9. Regulation FD Disclosure

        On February 27, 2004, Ethan Allen Interiors Inc. (the “Company”) issued a press release announcing the Company’s participation in an upcoming investor’s conference and updating its earnings outlook for the fiscal third quarter ending March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                   ETHAN ALLEN INTERIORS INC.

Date:	February 27, 2004 By:/s/ M. Farooq Kathwari M. Farooq Kathwari Chairman, President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit 99.1	Description Press release dated February 27, 2004